UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAMPLE

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 19, 2020 at 11:00 A.M., Pacific Time.

Meeting Information
AMGEN INC.	Meeting Type: For holders as of:	Annual Meeting March 20, 2020
	Date: May 19, 2020	Time: 11:00 A.M., Pacific Time
	Location:	Meeting will be held solely by remote communication via the Internet-please visit www.virtualshareholdermeeting.com/AMGN2020.
In light of the ongoing developments related to the COVID-19 pandemic, the company will be hosting the meeting solely by remote communication via the Internet. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AMGN2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
AMGEN INC. ONE AMGEN CENTER DRIVE THOUSAND OAKS, CA 91320-1799 ATTN: SECRETARY

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF 2020 ANNUAL MEETING PROXY STATEMENT 2019 ANNUAL REPORT FORM PROXY CARD

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/AMGN2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote "FOR" each listed nominee in item #1.

1.	To elect eleven directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2021 annual meeting of stockholders. The nominees for election to the Board of Directors are:

	1a.	Dr. Wanda M. Austin

	1b.	Mr. Robert A. Bradway

	1c.	Dr. Brian J. Druker

	1d.	Mr. Robert A. Eckert

	1e.	Mr. Greg C. Garland

	1f.	Mr. Fred Hassan

	1g.	Mr. Charles M. Holley, Jr.

	1h.	Dr. Tyler Jacks

	1i.	Ms. Ellen J. Kullman

	1j.	Dr. Ronald D. Sugar

	1k.	Dr. R. Sanders Williams

The Board of Directors recommends you vote “FOR” each of
items #2 and #3.

2.	Advisory vote to approve our executive compensation.

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2020.

The Board of Directors recommends you vote “AGAINST” the Stockholder Proposal in item #4.

4.	Stockholder proposal to require an independent board chair.

NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.